26


                                                                 Exhibit 32.1

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                            SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Ronson Corporation (the "Company"), certifies that:

      (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78 m or 78 o(d)); and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2003                /s/ Louis V. Aronson II
                                        -------------------------------------
                                        Louis V. Aronson II
                                        President and Chief Executive Officer


Dated: November 14, 2003                /s/ Daryl K. Holcomb
                                        -------------------------------------
                                        Daryl K. Holcomb
                                        Vice President and Chief Financial
                                        Officer

      This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.